UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 17, 2023

Kimbell Royalty Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	1-38005	47-5505475
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Taylor Street, Suite 810 Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 945-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of each class:	Trading symbol(s):	Name of each exchange on which registered:
Common Units Representing Limited Partnership Interests	KRP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On May 17, 2023, Kimbell Royalty Partners, LP, a Delaware limited partnership (“Kimbell”), and Kimbell Royalty Operating, LLC, a Delaware limited liability company (“Opco” and, together with Kimbell, the “Buyer Parties”), completed the previously announced acquisition (the “Acquisition”) of mineral and royalty interests pursuant to a purchase and sale agreement (the “Purchase Agreement”), dated April 11, 2023, by and among the Buyer Parties and MB Minerals, L.P., a Delaware limited partnership (“MB Minerals”), Barry K. Clark, Michael F. Dignam Jr., Thomas A. Medary, Wayne A. Psencik (together with MB Minerals, and Messrs. Clark, Dignam and Medary, the “Sellers” and each a “Seller”). Pursuant to the terms of the Purchase Agreement, the Buyer Parties acquired certain rights, title and interests in and to certain mineral interests, mineral classified lands, surface interests, real property interests, overriding royalty interests, royalty interests and non-participating royalty interests in oil, gas and other hydrocarbons underlying certain lands located in Howard and Borden Counties, Texas (the “Acquired Interests”). The Buyer Parties acquired the Acquired Interests for aggregate consideration comprising (i) approximately $48.8 million in cash and (ii) the issuance of (a) 5,369,218 common units representing limited liability company interests in Opco (“Opco Units”) and an equal number of Class B units representing limited partner interests in Kimbell (“Class B Units”) and (b) 557,302 common units representing limited partnership interests in Kimbell (“KRP Common Units”) to the Sellers. The Opco Units, together with the Class B Units, are exchangeable for an equal number of KRP Common Units. The consideration for the Acquisition is subject to purchase price adjustments and other customary closing adjustments. Other than in respect of the transaction, there is no relationship between the Sellers and the Buyer Parties or any of the Buyer Parties’ affiliates, directors or officers or any associate of the Buyer Parties’ directors or officers.

Item 1.01.	Entry into a Material Definitive Agreement.

Registration Rights Agreement

On May 17, 2023, pursuant to the terms of the Purchase Agreement, Kimbell entered into a registration rights agreement (the “Registration Rights Agreement”) with the Sellers, pursuant to which, among other things, Kimbell has agreed to prepare a shelf registration statement or an amendment to its existing shelf registration statement (the “Shelf Registration Statement”) covering the resale of (i) the KRP Common Units issued to the Sellers and (ii) the common units representing limited partner interests in Kimbell (“Common Units”) issuable upon the conversion of the Opco Units and the corresponding Class B Units issued in connection with the Acquisition, file the Shelf Registration Statement with the U.S. Securities and Exchange Commission within 14 days of the execution of the Registration Rights Agreement and use its reasonable best efforts to cause the Shelf Registration Statement to become effective as soon as reasonably practicable following such filing but, in any event, within 120 days of the execution of the Registration Rights Agreement.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Registration Rights Agreement, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

As previously reported by Kimbell and pursuant to the Purchase Agreement, on April 12, 2023, Kimbell and Opco agreed to issue Common Units, Opco units and Class B Units, respectively, in a private placement exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemptions set forth in Section 4(a)(2) of the Securities Act. Pursuant to the terms of the Purchase Agreement, Kimbell and Opco issued (a) 5,369,218 Opco Units and an equal number of Class B Units and (b) 557,302 KRP Common Units, to the Sellers on May 17, 2023. The Opco Units, together with the Class B units, are exchangeable for an equal number of KRP Common Units.

Any future issuance of Common Units pursuant to an exchange election by the holders of such Opco units and such Class B units will also be undertaken in reliance upon an exemption from the registration requirements of the Securities Act, pursuant to Section 4(a)(2) thereof.

Item 7.01.	Regulation FD Disclosure.

On May 17, 2023, Kimbell issued a news release announcing that it has completed the Acquisition. On May 18, 2023, Kimbell issued a news release announcing updated 2023 guidance. A copy of each news release is attached hereto, furnished as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference into this Item 7.01.

The information set forth in this Item 7.01 (including Exhibit 99.1 and Exhibit 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.	Other Information.

On May 17, 2023, Kimbell completed the Acquisition, pursuant to the terms of the Purchase Agreement. The terms and provisions of the Purchase Agreement are described in the “Introductory Note” above (and incorporated by reference herein) and in Kimbell’s Current Report on Form 8-K filed with the Commission on April 12, 2023 (the “Signing 8-K”).

The aggregate consideration for the Acquisition consisted of (i) approximately $48.8 million in cash and (ii) the issuance of (a) 5,369,218 Opco Units and an equal number of Class B units and (b) 557,302 KRP Common Units. The Sellers paid $0.05 per Class B Unit issued at the closing of the Acquisition as consideration for the Class B Units, which is consistent with the amount paid per Class B unit by all current holders of Class B units.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Number	Description
4.1	Registration Rights Agreement, dated as of May 17, 2023 between Kimbell Royalty Partners, LP and MB Minerals, L.P.
99.1	News release issued by Kimbell Royalty Partners, LP dated May 17, 2023.
99.2	News release issued by Kimbell Royalty Partners, LP dated May 18, 2023.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBELL ROYALTY PARTNERS, LP

By:	Kimbell Royalty GP, LLC,
its general partner

By:	/s/ Matthew S. Daly
Matthew S. Daly
Chief Operating Officer

Date: May 18, 2023